FIRST EAGLE VARIABLE FUNDS

First Eagle Overseas Variable Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(212) 698-3300

SUPPLEMENT DATED JULY 1, 2023

TO PROSPECTUS DATED APRIL 30, 2023

This Supplement is intended to highlight certain changes to the Prospectus of the First Eagle Overseas Variable Fund (the “Fund”) dated April 30, 2023, as may be amended or supplemented. Please review these matters carefully.

July 1, 2023 Implementation of Contractual Expense Limitation

At a meeting of the Board of Trustees (the “Board”) of First Eagle Variable Funds (the “Trust”) held on June 22, 2023, the Board approved an expense limitation agreement pursuant to which First Eagle Investment Management, LLC (the “Adviser”) has agreed to support a contractual limitation on the Fund’s expenses.

Effective July 1, 2023, the Adviser will undertake to waive and/or reimburse certain fees and expenses of the Fund’s shares so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) are limited to 1.21% of the Fund’s average net assets. These undertakings will extend until April 29, 2025 and may not be terminated before then without the consent of the Board. The Fund has agreed that it will repay the Adviser for fees and expenses waived or reimbursed, provided that repayment does not cause annual operating expenses to exceed the lesser of: 1.21% of the Fund’s average net assets; or if applicable, the then-current expense limitation. Any such repayment must be within three years after the year in which the Adviser incurred the expense.

Effective July 1, 2023, the Fees and Expenses table and related expense Example in the Prospectus are revised and restated as follows:

Fees and Expenses of the Overseas Variable Fund

The following information describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The expenses shown do not reflect charges imposed by variable annuity contracts and variable life insurance policies (collectively “Variable Contracts”) issued by the life insurance companies through which the Fund is offered.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees*	0.75
Distribution and Service (12b-1) Fees	0.25
Other Expenses**	0.49
Total Annual Operating Expenses	1.49
Fee Waiver and/or Expense Reimbursement*	-0.28
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement***	1.21

* First Eagle Investment Management, LLC (the “Adviser”) has contractually agreed to waive and/ or reimburse certain fees and expenses so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) are limited to 1.21% of average net assets. This undertaking lasts until April 29, 2025 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that it will repay the Adviser for fees and expenses waived or reimbursed provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.21% the Fund’s average net assets; or (2) if applicable, the then-current expense limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

**	Other Expenses” shown generally reflect actual expenses for the Fund for fiscal year ended December 31, 2022. In 2022, the Fund received a voluntary reimbursement by the Adviser for the costs of certain administrative, accounting, operations, compliance and other services performed by First Eagle Investment Management, LLC (the “Adviser”) on behalf of the Fund. After including this reimbursement, other expenses were 0.40%. Expenses associated with these additional services are typically charged, at least in part, to the Fund, but may not exceed an annual rate of 0.05% of the Fund’s daily average net assets.

*** Restated to reflect the current contractual expense limitation arrangement in effect as of July 1, 2023.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and operating expenses remain the same. The example does not reflect charges imposed by the Variable Contracts and the costs shown in the example would be higher if those charges were reflected.

	1 Year	3 Years	5 Years	10 Years
Sold or Held	$123	$444	$787	$1,756

* * * * *

The information in this Supplement modifies (and if inconsistent, replaces) information contained in the Fund’s Prospectus dated April 30, 2023 as may be amended or supplemented.